Exhibit T3A-59

B.(a)

040105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

Filed in the Office of	Business Number E0183682018-4
Barbara K. Cegavske	Filing Number 20180169440-75
Secretary of State State Of Nevada	Filed On 04/13/2018
	Number of Pages 1

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: TAHOE CAPITAL COMPANY

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: GREAT BASIN CORPORATE SERVICES
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address	City	Nevada	Zip Code

Mailing Address (if different from street address)	City	Nevada	Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 1000000 Par value per share: $ 0.001 Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) MARK BRUNO
Name

Street Address	City	State	Zip Code
1000 N. DIVISION STREET, SUITE 201	CARSON CITY	NV	89703-6529

2)
Name

Street Address	City	State	Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be:
ANY LEGAL PURPOSE

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

GREAT BASIN CORPORATE SERVICES
Name

X GREAT BASIN CORPORATE SERVICES
Incorporator Signature

Address	City	State	Zip Code
1000 N DIVISION ST STE 201	CARSON CITY	NV	89703

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X GREAT BASIN CORPORATE SERVICES
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

4/13/2018
Date

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

TAHOE CAPITAL COMPANY | E0183682018-4

NAME OF CORPORATION

FOR THE FILING PERIOD OF APR, 2018 TO APR, 2019

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

Filed in the Office of	Business Number E0183682018-4
Barbara K. Cegavske	Filing Number 20180169441-86
Secretary of State	Filed On 04/13/2018
State Of Nevada	Number of Pages 1

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MARK BRUNO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701
NAME	TITLE(S)		
RAY SCHIAVONE	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701
NAME	TITLE(S)		
RAY SCHIAVONE	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701
NAME	TITLE(S)		
MARK BRUNO	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X MARK BRUNO

Signature of Officer or Other Authorized Signature

Title PRESIDENT

Date 4/13/2018 3:10:06 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

TAHOE CAPITAL COMPANY | E0183682018-4

NAME OF CORPORATION

FOR THE FILING PERIOD OF APR, 2019 TO APR, 2020

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

Filed in the Office of	Business Number E0183682018-4
Barbara K. Cegavske	Filing Number 20190167244-76
Secretary of State	Filed On 04/16/2019
State Of Nevada	Number of Pages 1

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
001 - Governmental Entity
006 - NRS 680B.020 Insurance Co.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MARK BRUNO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701
NAME	TITLE(S)		
RAY SCHIAVONE	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701
NAME	TITLE(S)		
RAY SCHIAVONE	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701
NAME	TITLE(S)		
MARK BRUNO	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
3535 ARROWHEAD DR., STE B	CARSON CITY	NV	89701

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X GREAT BASIN | Title: REGISTERED AGENT | Date: 4/16/2019 6:43:29 PM

Signature of Officer or Other Authorized Signature

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application

☑ ANNUAL ☐ AMENDED (check one)

List of Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

TAHOE CAPITAL COMPANY
NAME OF ENTITY

NV20181265623
Entity or Nevada Business Identification Number (NVID)

TYPE OR PRINT ONLY - USE DARK INK ONLY - DO NOT HIGHLIGHT

IMPORTANT: *Read instructions before completing and returning this form.*

Please indicate the entity type (check only one):

☑ Corporation
  ☐ This corporation is publicly traded, the Central Index Key number is:

☐ Nonprofit Corporation (see nonprofit sections below)

☐ Limited-Liability Company

☐ Limited Partnership

☐ Limited-Liability Partnership

☐ Limited-Liability Limited Partnership

☐ Business Trust

☐ Corporation Sole

Filed in the Office of Barbara K. Cegavske Secretary of State State Of Nevada	Business Number **E0183682018-4**
	Filing Number **20200519979**
	Filed On **03/03/2020 13:20:05 PM**
	Number of Pages **2**

Additional Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers, may be listed on a supplemental page.

CHECK ONLY IF APPLICABLE

Pursuant to NRS Chapter 76, this entity is exempt from the business license fee.
☐ 001 - Governmental Entity
☐ 006 - NRS 680B.020 Insurance Co, provide license or certificate of authority number

For nonprofit entities formed under NRS chapter 80: entities without 501(c) nonprofit designation are required to maintain a state business license, the fee is $200.00. Those claiming an exemption under 501(c) designation must indicate by checking box below.

☐ Pursuant to NRS Chapter 76, this entity is a 501(c) nonprofit entity and is exempt from the business license fee. Exemption Code 002

For nonprofit entities formed under NRS Chapter 81: entities which are Unit-owners' association or Religious, Charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C $ 501(c) are excluded from the requirement to obtain a state business license. Please indicate below if this entity falls under one of these categories by marking the appropriate box. If the entity does not fall under either of these categories please submit $200.00 for the state business license.

☐ Unit-owners' Association ☐ Religious, charitable, fraternal or other organization that qualifies as a tax-exempt organization pursuant to 26 U.S.C. $501(c)

For nonprofit entities formed under NRS Chapter 82 and 80: <u>Charitable Solicitation Information - check applicable box</u>

Does the Organization intend to solicit charitable or tax deductible contributions?

☐ No - no additional form is required

☐ Yes - the "Charitable Solicitation Registration Statement" is required.

☐ The Organization claims exemption pursuant to NRS 82A 210 - the "Exemption From Charitable Solicitation Registration Statement" is required

****Failure to include the required statement form will result in rejection of the filing and could result in late fees.****

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Annual or Amended List and State Business License Application - Continued

Officers, Managers, Members, General Partners, Managing Partners, Trustees or Subscribers:

CORPORATION, INDICATE THE PRESIDENT:

Name	Country	Address	City	State	Zip/Postal Code
Mark Bruno	USA	3535 Arrowhead Drive Suite B	Carson City	NV	89706

CORPORATION, INDICATE THE SECRETARY:

Name	Country	Address	City	State	Zip/Postal Code
Ray Schiavone	USA	3535 Arrowhead Drive Suite B	Carson City	NV	89706

CORPORATION, INDICATE THE TREASURER:

Name	Country	Address	City	State	Zip/Postal Code
Ray Schiavone	USA	3535 Arrowhead Drive Suite B	Carson City	NV	89706

CORPORATION, INDICATE THE PRESIDENT:

Name	Country	Address	City	State	Zip/Postal Code
Mark Bruno	USA	3535 Arrowhead Drive Suite B	Carson City	NV	89706

None of the officers and directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Mark Bruno

Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, Subscriber, Member, Owner of Business, Partner or Authorized Signer *FORM WILL BE RETURNED IF UNSIGNED*

Title: President

Date: 03/03/2020